UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

(CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2012

TRUNITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Green Street, Newburyport, Massachusetts	01950
(Address of principal executive offices)	(Zip Code)

(978) 255-1988

 (Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2012, our Board of Directors approved a resolution changing our fiscal year end from June 30 to December 31. This change to a calendar fiscal year will be effective for the year ended December 31, 2012. Thus, our quarterly results will be reported for the three month periods ending March 31, June 30 and September 30, 2012. We believe that this change, which is consistent with the fiscal year of our operating subsidiary, Trunity Inc., which we acquired in January 2012, will allow the simplification of transaction and reporting processes to support future growth. Historical results will not be restated. This change will first be noted on the Company’s Form 10-Q Report to be filed for the quarter ending March 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUNITY HOLDINGS, INC.

Dated: May 21, 2012	By:	/s/ Terry B. Anderton
Terry B. Anderton
Chief Executive Officer and Chief Financial Officer